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                                   Exhibit 23
                                   ----------

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-47073, 33-60056, 333-00021, 333-06061,
333-27561, 333-72715, and 333-76697) and the Registration Statement on Form S-4 (File No. 333-76739) of The Scotts Company of our reports dated October 21, 1999 relating to the financial statements and financial statement schedules, which appear in this Form 10-K.


/s/ PricewaterhouseCoopers LLP


Columbus, Ohio
December 22, 1999